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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                            ------------------------

                                AMENDMENT NO. 1

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      February 22, 1999 (December 8, 1998)
               ------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    ----------------------------------------
                    (STATE OR JURISDICTION OF INCORPORATION)


                 33-90344                              23-2498715
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           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
                                                   IDENTIFICATION NO.)


              1341 North Delaware Avenue, Philadelphia, PA 19125
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (215) 425-8682
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                        (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

In a Form 8-K filed on December 23, 1998, Clariti Telecommunications International, Ltd. (the "Company") disclosed in Item 2 that it had acquired all of the outstanding stock of GlobalFirst Holdings, Ltd. ("GlobalFirst"). The financial statements and pro forma financial information required to be included in such Form 8-K was not included therein and is included in this Form 8-K/A pursuant to Item 7(a)(4) of such form.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                                                                  PAGE
                                                                  ----

     Report of Independent Accountants                            F-1

     Combined Balance Sheets of GlobalFirst as of
      June 30, 1998 and 1997                                      F-2

     Combined Statements of Operations and Comprehensive Loss
      of GlobalFirst for the years ended June 30, 1998 and 1997   F-3

     Combined Statements of Stockholder's Deficit for
      GlobalFirst for the years ended June 30, 1998 and 1997      F-4

     Combined Statements of Cash Flows for GlobalFirst
      for the years ended June 30, 1998 and 1997                  F-5

     Notes to Financial Statements                                F-6


(b) PRO FORMA FINANCIAL INFORMATION

     Unaudited Pro Forma Combined Statement of Operations
      of the Company for the year ended June 30, 1998             F-13

(c) EXHIBITS

     None


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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
                                  (Registrant)

                                 By: s/James M. Boyd, Jr.
                                     --------------------
                                     James M. Boyd, Jr.
                                     Vice President of Finance and
                                     Chief Accounting Officer

Date: February 22, 1999



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